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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                     September 13, 2001 (September 13, 2001)
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               (Date of Report) (Date of earliest event reported)

                            BEVERLY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
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                            (Commission File Number)

                                   62-1691861
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                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
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                    (Address of principal executive offices)

                                 (501) 201-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

Beverly Enterprises, Inc. announced on September 13, in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, that it has extended its exchange offer for its $200 million Senior Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit 99.1 - Press Release dated September 13, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BEVERLY ENTERPRISES, INC.


Date:    September 13, 2001

                                         By: /s/ PAMELA H. DANIELS
                                             Pamela H. Daniels
                                             Senior Vice President, Controller
                                               and Chief Accounting Officer


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                                INDEX TO EXHIBITS

EXHIBIT                              DESCRIPTION
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
99-1                Press Release dated September 13, 2001